WAM Vision Globally Recognized High Quality/Technology Supplier of Products and Services for "State Of The Art", Emerging and Leading Edge Markets and Industries. Williams will Create a "Unique" Business Model with its Central Focus being to Relentlessly Strive for Product Differentiation through a Combination of Technology, Services and Quality, Providing "Remarkable" Solutions. Our Business Values and Corporate Integrity will be the Cornerstone of the way we relate to our Customers, Partners, Suppliers, the Communities we Reside and most Importantly our Employees.

What We Do Williams Advanced Materials develops, manufactures and markets materials and services of unique value for the Magnetic and Optical Data Storage, Wireless, Photonics, Semiconductor, Optics, Security, Hybrid Microelectronics and Performance Coating industries. We also support emerging technologies such as Photovoltaic, TFT/LCD, Memory, FCCL, Medical and Nanotechnology. Williams' products are primarily based on specialty metal products used in high reliability and performance applications.

Sales History 1990 1994 1999 2004 2005 2006 2007 East 38 72 110 168 218 344 YTD Q2 $267.4 M

Product Mix Thin Film Materials Electronic Packaging Materials Shield Cleaning Services Refining Thin Film Deposition Services Rod 65 20 6 5 5 Q2 - 2007

Thin Film Products PVD Materials Precious Metal Target Materials Non-Precious Metal, Cermets, Ceramics Vacuum Induction Melting Hot Pressing Hot Isostatic Pressing EVAPro(tm) Evaporation Materials Localized Target Bonding Chamber Services Shield Cleaning and Conditioning PM Refining and Upgrading Logistics Support Buffalo Brewster Milwaukee Wheatfield Singapore Taiwan Santa Clara Ireland Suzhou, China Louny, Czech

Packaging Materials FLA/Combo-Lid(r) Seam Seal/Microlid(tm) Preforms Clad Materials Braze Materials Ni Alloys Dental Coating, Patterning and Visi-Lid(tm) (TFT) Packages (Zentrix) Buffalo Singapore Wheatfield Buellton WAM Taiwan WAM Philippines

WAM Corporate Thin Film Products (Brewster) Electronic Packaging Products (Buffalo) ---- Fab Services Business Structure Today and Evolving Thin Film Services (Buellton) Fab Services Ireland Czech Specialty Inorganic Materials (Milwaukee) Sales & Marketing Legal & IP Admin. & Finance Zentrix WAM FE

WAM Headquarters Buffalo, NY USA - Manufacturing Facility 100,000 Sq. Ft. overall, 6,500 Sq. Ft. of cleanroom, state-of-the-art machining/milling/rolling/stamping/cladding centers, target bonding, hydrostatic wire extrusion, high purity refining/recycling, metals casting, automated plating, full analytical capabilities, product Research & Development.

Specialty Alloys Operations Wheatfield, NY USA - Williams Specialty Alloys 35,000 Sq. ft. with volume vacuum casting, rolling, annealing, powder atomizing, machining, and chamber services. 10 acres for expansion.

Williams-Thin Film Products Operations Brewster, NY USA - 35,000 Sq. Ft. with vacuum melting, hot-pressing, milling, hot & cold rolling automated machining and target bonding capabilities. 35,000 Sq. ft. expansion completed April 2007.

Thin Film Technology (TFT) Buellton, CA Thin film coating and substrate patterning. Visi-Lid(tm) supply chain management. Capabilities: Electron Beam Evaporation, DC/RF Magnetron Sputtering, Photolithography (Substrate Patterning), Dicing, Tooling design, In-House Machine shop.

CERAC Milwaukee, WI Subsidiary of WAM Physical Vapor Deposition (PVD) materials for opthalmic, optic and performance applications Specialty Inorganic Materials Unique technologies in chemical and powder processing

Limerick, Ireland - OMC Scientific, Ltd. Subsidiary of WAM Provides precision parts cleaning and reconditioning services for film Physical Vapor Deposition (PVD) customers in Europe. Unique technology applied to opportunities in North America and Asia. Efforts focused in the semiconductor, magnetic media and other technology based markets. European Operations

Czech Republic Operations Czech Republic Operations Louny, Czech Republic - OMC Scientific, Ltd. 20,000 Sq ft. Provides precision parts cleaning and reconditioning services for film Physical Vapor Deposition (PVD) customers in central and eastern Europe State-of-the-art cleaning, stripping and packaging operations Markets Serve: Semiconductor, Compound Semiconductor, UBM, MEMS, Data Storage

Far East Operations Singapore - WAM Far East Pte.Ltd. Administrative Hdqtr, Target bonding, bonding wire production, Combo-Lids(r). assembly Taoyuan County, Taiwan - WAM Taiwan Target bonding, evaporation materials & bonding wire Subic Bay, Philippines Combo-Lids(r), low-cost lids and preform - assembly, inspection and packaging

Suzhou - China Suzhou, China 20,000 Sq ft. Target & Evaporation materials manufacturing, Target bonding services, Distribution, Warehousing, Sourcing, MgF manufacturing and packaging. Located near Shanghai Airport and close to many technology centers located in Eastern China. Markets Serve: Semiconductor, Compound Semiconductor, UBM, MEMS, Data Storage, Security and Optics.

International/Domestic Revenue - 2007 Intl. U.S. 28 72

Global Service and Support Regional Offices (Sales and Applications Engineering support) Buffalo, NY Tokyo, Japan Brewster, NY Taoyuan, Taiwan Boston, MA Singapore Tucson, AZ Manila, Philippines Santa Clara, CA London, England Buellton, CA Seoul, Korea Milwaukee, WI Limerick, Ireland Dallas, Texas Shanghai, China Representative Italy France China Germany Sweden Israel India

2007 Key Initiatives

China - Subsidiary	Geographic Expansion, Building, Licenses, Permits, etc.
Czech Republic Subsidiary	Chamber Services / Manufacturing / Warehousing
WAM - Brewster	Successful Facility Expansion/Media Materials
Wheatfield Expansion	Successful completion of Chamber Services move and expansion
R & D	Rapid Development Cell – R & D Accelerator

Williams ADVANCED MATERIALS

Thin film materials for both the read/write head and disc platter. Chamber Services complement materials offering. Applications growing into many commercial and mobile electronic products. Key Markets - Magnetic Head and Media

Key Markets - Semiconductor Packaging High reliability semiconductor packaging materials. Applications focused in space, military and satellite market segments.

Key Markets - Semiconductor Wafer Fabrication Thin film materials and chamber services for silicon wafer and UBM (Under Bump Metallization) technologies. Numerous commercial and military microelectronic applications.

Key Markets - Wireless and Photonics Thin Film and Packaging materials for varied wireless and photonic applications including RF Power Amplifiers, HBT's, SAW Devices, Light Emitting Diodes (LEDs), Laser Recorders and Micro Electro Mechanical Systems (MEMS)

TFT Capabilities & Markets Production Capability Thermal Evap. & E-Beam Evaporation IBD EBeam Evap. DC/RF Sputtring Comb. Evap/Sputter TF Hybrid Substrates Photolithography Specialty Coatings Dicing / Singulation Electroplating Markets Served Optics A/R Infrared Long & Mid Telecom Defense Medical Microwave Hybrids Sensors NIST Standards Semiconductor

Optics Markets Security ZnS, MgF2, SiO2 Laser optics ThF4, YF3, SiO2, Ge Communications SiO2, Ta2O5, Nb2O5, LaB6 Cathodes Ophthalmics SiO2, Al2O3, Ti3O5, Cr-SiO

Opto-Electronic Markets Resistor material for hybrid circuits Cr-Si, W-Ti Projection Display Products HfO2, Cr, SiO2, MgF2 Clear conductive coatings ZnO Data Storage Photovoltaics (Solar) CdS, CdTe, Cu-In-Ga-Se

Specialty Inorganics Markets Protective coatings for aerospace applications TiB2, B4Si Defense Applications Semiconductor gas precursors Zn3As2 Data Storage Medical devices V2O5 Specialty Batteries Li2O, CoS2

Chamber Services Value Package SHIELD CLEANING SERVICE DESCRIPTION STRIPPING SURFACE TEXTURIZING FINAL CLEAN AND CLEAN ROOM PACKAGING Ultrasonic cleaning with particle count monitoring Drying a.k.a. baking a.k.a. outgassing Clean room packaging These steps must take place in a class 100 clean room (2007) and SPC data must be collected PACKAGING FOR SHIPMENT PRECIOUS METAL REFINE AND SETTLEMENT LOGISTICS

Chamber Services/Refine Chamber Services/Refine

Customer Service Value "Packaging" Niche Exploitation Flexible Manufacturing Cost Model Product Breadth Global Presence Reputation Distinctive Competencies Wireless/Photonics Semiconductor Fab MEMS Optical Media Photovoltaics Nanotechnology UBM / FCCL Semiconductor Pck. Magnetic Data Storage Memory TFT/LCD Medical Optics

End Product Examples Utilizing Thin Film Deposition Materials